                                                               EXECUTION VERSION

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                             AMERICAN CENTURY FUNDS

                          TERMINATION, REPLACEMENT AND
                        RESTATEMENT AGREEMENT RELATING TO

                                  $620,000,000
                                CREDIT AGREEMENT

                          Dated as of December 17, 2002

                              JPMORGAN CHASE BANK,
                             as Administrative Agent

                             THE SEVERAL BANKS FROM
                           TIME TO TIME PARTIES HERETO

                          J. P. MORGAN SECURITIES INC.,
                    as Advisor, Lead Arranger and Bookrunner

                              BANK OF AMERICA, N.A.
                              as Syndication Agent

                                 DANSKE BANK A/G
                           ROYAL BANK OF SCOTLAND Plc
                         NATIONAL AUSTRALIA BANK LIMITED
                             as Documentation Agents

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                  TERMINATION, REPLACEMENT AND RESTATEMENT AGREEMENT (this "TRR
Agreement") dated as of December 17, 2002, among (i) each fund signatory hereto
(each a "Fund" and collectively, the "Funds") on behalf of each entity listed on
Schedule I under the heading "Borrower", which entity is a series or portfolio of such Fund (each such series or portfolio, a "Borrower" and, collectively, the
"Borrowers"), (ii) the several banks from time to time parties to this Agreement
(the "Banks") and (iii) JPMORGAN CHASE BANK, a New York banking corporation, as administrative agent for the Banks hereunder (in such capacity, the
"Administrative Agent");

                  WHEREAS, certain of the Borrowers, the Banks and the
Administrative Agent are parties to a Credit Agreement dated as of December 18,
2001 (the "Original Credit Agreement");

                  WHEREAS, the Original Credit Agreement is to be terminated as provided herein; and

                  WHEREAS, the Banks and the Administrative Agent are willing, subject to the terms and conditions of this TRR Agreement, to replace the
Original Credit Agreement with a new credit agreement as provided herein.

                  NOW, THEREFORE, in consideration of the mutual agreements
contained in this TRR Agreement and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto hereby agree as follows:

                  SECTION 1. Termination, Replacement and Restatement. Subject
to the conditions set forth in Section 3 hereof:

                  (a) The Original Credit Agreement, including all schedules and exhibits thereto, is hereby terminated, subject to applicable provisions set forth therein as to the survival of certain rights and obligations, and simultaneously replaced by a new credit agreement (the "New Credit Agreement")
identical in form and substance to the Original Credit Agreement, including all schedules and exhibits thereto, except as expressly set forth below. All
References in the Original Credit Agreement to "this Credit Agreement", "this
Agreement", or "the Credit Agreement" shall be deemed to mean the New Credit
Agreement.

                  (b)    The heading of the New Credit Agreement shall read as
                         follows:

                  "CREDIT AGREEMENT, dated as of December 17, 2002 (this
"Agreement") among (i) each fund signatory hereto (each a "Fund" and collectively, the "Funds") on behalf of itself or on behalf of each entity listed on Schedule I under the heading "Borrower", which entity is a series or portfolio of such Fund (each such series or portfolio, a "Borrower" and, collectively, the "Borrowers"), (ii) the several banks from time to time parties to this Agreement, which banks are listed on Schedule II (the "Banks"), and
(iii) JPMORGAN CHASE BANK, a New York banking corporation, as administrative agent for the Banks hereunder (in such capacity, the "Administrative Agent");"

                  (c) Section 1.1 of the Original Credit Agreement is hereby modified in the New Credit Agreement so that the following definitions read in their entirety as stated below:

                  "'Closing Date' December 17, 2002."

                  "Interfund Lending": lending by a registered investment
company or an investment portfolio thereof advised by the Investment Adviser to one or more other registered investment companies or investment portfolios thereof advised by the Investment Adviser, or borrowing by a registered investment company or an investment portfolio thereof advised by the Investment
Adviser from one or more other registered investment companies or investment portfolios thereof advised by the Investment Adviser, in either case pursuant to an Interfund Lending Exemptive Order issued by the Securities and Exchange
Commission, or otherwise allowed by Applicable Law.

                  "Interfund Lending Exemptive Order": an exemptive order,
including any amended or supplemental order, issued by the Securities and
Exchange Commission authorizing Interfund Lending.

                  "Interfund Loan": a loan to a Borrower pursuant to an
Interfund Lending arrangement."

                  (d) Section 1.1 of the Original Credit Agreement is hereby amended in the New Credit Agreement by deleting the definition of "Swing Line
Commitment" in Section 1.1 of the New Credit Agreement and replacing the following in lieu thereof:

                  "Swing Line Commitment" shall mean the obligation of the Swing
Line Lender to make Swing Line Loans pursuant to Section 2.12 hereof in the aggregate principal amount at any one time not to exceed $25,000,000."

                  (e) Section 2.1 (Loans) of the Original Credit Agreement is
hereby modified in the New Credit Agreement by deleting the first five words and inserting in lieu thereof the following phrase: "Subject to Section 4.2(a)
hereof,"

                  (f) Section 2.3 (Changes of Commitments) of the Original
Credit Agreement is hereby modified in the New Credit Agreement by replacing the amount $620,000,000 with the amount $650,000,000 each place such amount appears in such Section.

                  (g) Section 2.12 of the Original Credit Agreement is hereby amended in the New Credit Agreement by deleting such Section in its entirety and replacing the following in lieu thereof:

                  "2.12 Swing Line Commitment: Subject to the terms and
conditions hereof, Bank of America (in such capacity, the "Swing Line Lender")
agrees to make available to each Borrower a portion of the credit otherwise available under the Commitments from time to time by making swing line loans
("Swing Line Loans") to such Borrower in an aggregate principal amount not to exceed at any one time outstanding the Swing Line Commitment (provided that the
Swing Line Loans outstanding at any time, when aggregated with the Swing Line
Lender's other outstanding Loans hereunder, shall not exceed the Swing Line
Lender's Commitment then in effect); and provided further that, that on the date of the making of any Swing Line Loan, the sum of the aggregate principal amount of all outstanding Loans and Swing Line Loans shall not exceed the total
Commitments. During the Commitment Period applicable to each Borrower, such
Borrower may use the Swing Line Commitment by borrowing, repaying and reborrowing, all in accordance with the terms and conditions hereof."

                  (h) A new Section 2.15 of the New Credit Agreement shall read in its entirety as follows:

                      "2.15 Interfund Lending. (a) Notwithstanding anything in
this Agreement to the contrary (including, without limitation, Sections 8.8 and
8.9 hereof), Interfund Lending shall be expressly permitted hereunder, and the mere making or receipt of an Interfund Loan in and of itself shall not, with respect to any Borrower a party thereto (as a lender or a borrower), constitute a violation of any condition precedent, representation or covenant contained herein or constitute a Default or Event of Default; provided that all other terms and conditions of this Agreement are satisfied, and provided further, that:

                      (i) such Interfund Lending (1) is not otherwise prohibited by law, (2) has been duly authorized, (3) is consistent with the terms of the
Interfund Lending Exemptive Order, (4) is not in contravention of the Borrower's
Prospectus, and (5) is deemed to be Indebtedness for purposes of calculating the
Asset Coverage Ratio as it applies to the Borrower;

                      (ii) a Borrower may not be a lender of an Interfund Loan
at any time during which the Borrower has any Loan outstanding;

                      (iii) if, at any time, an Interfund Loan is outstanding to a Borrower that has any Loans outstanding as well, and if at such time the Asset
Coverage Ratio for the Borrower shall be less than the required Asset Coverage
Ratio for the Borrower pursuant to this Agreement, then the Borrower shall repay such outstanding Interfund Loans and Loans on a pro rata basis and on the same repayment schedule (subject, in any and all event, to such Borrower's obligation to prepay in accordance with 2.9 hereof) to the extent necessary to ensure that the Asset Coverage Ratio of all borrowings of the Borrower after such payments is in compliance with applicable covenants concerning minimum Asset Coverage
Ratios set forth in this Agreement;

                      (iv) if any payment with respect to an Interfund Loan
would cause the Asset Coverage Ratio for a Borrower to be less than the required
Asset Coverage Ratio for the Borrower pursuant to this Agreement, then the
Borrower shall make any payments with respect to such outstanding Interfund
Loans on a pro rata basis with payments with respect to Loans to the extent necessary to ensure that the Asset Coverage Ratio of all borrowings of the
Borrower after such payments is in compliance with applicable covenants concerning minimum Asset Coverage Ratios set forth in this Agreement;

                      (v) a default by a Borrower with respect to an Interfund
Loan shall constitute an Event of Default with respect to the Borrower for purposes of this Agreement;

                      (vi) if a Default or Event of Default with respect to a
Borrower has occurred and is continuing under this Agreement other than as specified above in Section 2.15(a)(iii), then any payments made with respect to outstanding Interfund Loans shall be made on a pro rata basis with payments with respect to Loans until such Default or Event of Default is cured or waived;

                      (vii) if at any time a Borrower should secure an Interfund
Loan or Interfund Loans with collateral, then the Borrower shall collateralize each Loan to such Borrower under this Agreement (I) in substantially the same manner and to substantially the same extent as is required with respect to each
Interfund Loan to the Borrower, as more particularly described in the Interfund
Lending Exemptive Order and (II) with collateral having substantially the same liquidity and substantially similar credit characteristics as that of the collateral securing such Interfund Loan or Interfund Loans, provided that the collateral coverage percentage ratio for Loans shall not be less than the greater of (x) 102% or (y) the collateral coverage ratio for Interfund Loans;
and

                      (viii) for purposes of calculating the Asset Coverage
Ratio of a Borrower, the amount equal to the aggregate value of the collateral securing an Interfund Loan or Loan minus the amount of such Interfund Loan or
Loan, respectively, shall be subtracted from the value of Total Assets in the numerator of such Asset Coverage Ratio.

                      (b) Without otherwise limiting the purposes for which
proceeds of a Loan may be used as specified in Section 8.5 of this Agreement, a
Borrower shall be expressly permitted to use the proceeds of a Loan to repay an outstanding Interfund Loan of the Borrower, subject to the conditions set forth in paragraph (a) of this Section 2.15 and the other conditions of this Agreement
(including without limitation Section 8.5 hereof)."

                  (i) Schedules I and II of the New Credit Agreement shall be in the form of Schedules I and II to this TRR Agreement.

                  (j) Each definition of "Credit Agreement" in the Schedules and
Exhibits to the New Credit Agreement shall be amended to read: "the Credit
Agreement, dated as of December 17, 2002 (as amended, supplemented or otherwise modified from time to time), among the Borrowers named therein, the Banks and the Administrative Agent."

                  SECTION 2. Representations and Warranties. To induce the
Administrative Agent and the Banks to enter into this TRR Agreement and to make the Loans, each Fund on behalf of itself and each Borrower hereby represents and warrants to the Administrative Agent and each Bank that (it being agreed that each Fund represents and warrants only to matters with respect to itself and each Borrower that is a part of such Fund, and each Borrower represents and warrants only to matters with respect to itself):

                  (a) This TRR Agreement and the New Credit Agreement have been duly authorized and, in the case of this TRR Agreement, executed and delivered by it and constitute its legal, valid and binding obligations enforceable in accordance with their terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).

                  (b) The representations and warranties set forth in Section 7 of the New Credit Agreement are true and correct in all material respects on the date hereof with the same effect as if made on the date hereof, except to the extent such representations and warranties expressly relate to an earlier date.

                  (c) Before and after giving effect to this TRR Agreement, no
Default has occurred and is continuing.

                  SECTION 3. Conditions to Effectiveness. This TRR Agreement and
the New Credit Agreement, including the agreement of each Bank to make Loans thereunder, shall become effective as of December 17, 2002 (the "Effective
Date") upon the occurrence of the following conditions precedent (which shall be deemed to satisfy Section 6.1 of the New Credit Agreement):

                  (a) The Administrative Agent shall have received counterparts of this TRR Agreement which, when taken together, bear the signatures of all the parties hereto.

                  (b) The Administrative Agent shall have received, on behalf of itself and the Banks, a favorable written opinion of internal counsel for the
Borrowers referring to this TRR Agreement and the New Credit Agreement, (i)
dated the date hereof, (ii) addressed to the Administrative Agent and the Banks, and (iii) covering such other matters relating to this TRR Agreement and the transactions hereunder and under the New Credit Agreement as the Administrative
Agent or its counsel shall reasonably request, and the Borrowers hereby instruct their counsel to deliver such opinion.

                  (c) The Administrative Agent shall have received on the date hereof (i) a certificate as to the good standing, or as to the subsistence, of the relevant Fund for each Borrower, as of a recent date, from the Secretary of
State of its state of incorporation; (ii) a certificate of the Secretary or
Assistant Secretary of each such Fund dated the date hereof and certifying (A)
that attached thereto is a true and complete copy of the by-laws of each such
Fund, if any, as in effect on the date hereof and at all times since a date prior to the date of the resolutions described in clause (B) below, or to the extent not attached, that such by-laws have not been amended since December 18,
2001, (B) that attached thereto is a true and complete copy of resolutions duly adopted by the Board of Trustees or Directors, as the case may be, of each such
Fund on its own behalf and on behalf of its respective Borrowers authorizing this TRR Agreement and the execution, delivery and performance of this TRR
Agreement and the borrowings under the New Credit Agreement, and that such resolutions have not been modified, rescinded or amended and are in full force and effect, (C) that attached thereto is a true and complete copy of the certificate of incorporation or declaration of trust of each such Fund in effect on the date hereof or to the extent not attached, that such certificate of incorporation or declaration of trust has not been amended since December 18,
2001, and (D) as to the incumbency and specimen signature of each officer executing this TRR Agreement or any other document delivered in connection herewith on behalf of such Fund; (iii) a certificate of another officer as to the incumbency and specimen signature of the Secretary or Assistant Secretary executing the certificate pursuant to (ii) above; and (iv) such other documents as the Banks or counsel for the Administrative Agent may reasonably request.

                  (d) The Administrative Agent shall have received, with a copy for each Bank, true and correct copies, certified as to authenticity by the
Fund, of the most recent Prospectus for each Borrower, the Investment Management
Agreement for each such Borrower, the Distribution Agreement for each such
Borrower, the Custody Agreement for each such Borrower, the Shareholder Services
Agreement of each Fund with respect to each such Borrower, the current registration statement for each such Borrower, the most recent annual and semi-annual financial reports for each such Borrower and such other documents or instruments as may be reasonably requested by the Administrative Agent, including, without limitation, a copy of any debt instrument, security agreement or other material contract to which any Borrower may be a party.

                  (e) All legal matters incident to this TRR Agreement, the New
Credit Agreement and the borrowings and extensions of credit hereunder shall be satisfactory to the Banks and to Pryor Cashman Sherman & Flynn LLP, counsel for the Administrative Agent.

                  (f) The Administrative Agent shall have received all fees and other amounts due and payable on or prior to the date hereof, including, to the extent invoiced, reimbursement or payment of all out-of pocket expenses required to be reimbursed or paid by the Borrowers or Funds hereunder.

                  SECTION 4. Applicable Law. THIS TRR AGREEMENT SHALL BE
CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK
WITHOUT GIVING EFFECT TO THE CONFLICTS OF LAW PRINCIPLES THEREOF.

                  SECTION 5. Original Credit Agreement. Until the occurrence of the earlier of the Effective Date as provided in Section 3 hereof or the
Commitment Termination Date (as defined in the Original Credit Agreement), the
Original Credit Agreement shall continue in full force and effect in accordance with the provisions thereof and the rights and obligations of the parties thereto shall not be affected hereby, and all fees and interest accruing under the Original Credit Agreement shall continue to accrue at the rates provided for therein.

                  SECTION 6. Counterparts. This TRR Agreement may be executed in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute but one contract.

                  SECTION 7. Expenses. Each of the Borrowers agrees, severally and neither jointly nor jointly and severally, to reimburse the Administrative
Agent for its Allocation (as defined in the New Credit Agreement) of the
Administrative Agent's out-of-pocket expenses in connection with this TRR
Agreement, including the reasonable fees, charges and disbursements of counsel for the Administrative Agent.

                                            [Signature pages to follow]

                  IN WITNESS WHEREOF, the parties hereto have caused this TRR
Agreement to be duly executed by their respective authorized officers as of the day and year first written above.

                                             JPMORGAN CHASE BANK,
                                             as Administrative Agent

                                             By: ____________________________
                                             Name:
                                             Title:

                             AMERICAN CENTURY FUNDS
                          TRR AGREEMENT SIGNATURE PAGE
                                  DECEMBER 2002

                                            AMERICAN CENTURY MUTUAL FUNDS, INC., on behalf of
                                            Balanced Fund
                                            Giftrust Fund
                                            Growth Fund
                                            Heritage Fund
                                            New Opportunities Fund
                                            New Opportunities Fund II
                                            Select Fund
                                            Ultra Fund
                                            Tax-Managed Value Fund
                                            Veedot Fund
                                            Vista Fund

                                            By:  /s/Maryanne Roepke
                                                 Name:  Maryanne Roepke
                                                 Title: Treasurer

                                            AMERICAN CENTURY WORLD MUTUAL FUNDS, INC., on behalf of
                                            International Growth Fund
                                            International Discovery Fund
                                            International Opportunities Fund
                                            Emerging Markets Fund
                                            Global Growth Fund
                                            Life Sciences Fund
                                            Technology Fund

                                            By: /s/Maryanne Roepke
                                                Name:  Maryanne Roepke
                                                Title: Treasurer

                             AMERICAN CENTURY FUNDS
                          TRR AGREEMENT SIGNATURE PAGE
                                  DECEMBER 2002

                                            AMERICAN CENTURY CAPITAL PORTFOLIOS, INC. on behalf of
                                            Value Fund
                                            Equity Income Fund
                                            Real Estate Fund
                                            Small Cap Value Fund
                                            Equity Index Fund
                                            Large Company Value Fund

                                            By: /s/Maryanne Roepke
                                                Name:  Maryanne Roepke
                                                Title: Treasurer

                                            AMERICAN CENTURY STRATEGIC ASSET ALLOCATIONS, INC. on behalf of
                                            Strategic Allocation: Conservative
                                            Strategic Allocation: Moderate
                                            Strategic Allocation: Aggressive

                                            By: /s/Maryanne Roepke
                                                Name:  Maryanne Roepke
                                                Title: Treasurer

                                            AMERICAN CENTURY VARIABLE PORTFOLIOS, INC. on behalf of
                                            VP Balanced
                                            VP Capital Appreciation
                                            VP Value
                                            VP International
                                            VP Income & Growth
                                            VP Ultra
                                            VP Vista

                                             By: /s/Maryanne Roepke
                                                 Name:  Maryanne Roepke
                                                 Title: Treasurer

                             AMERICAN CENTURY FUNDS
                          TRR AGREEMENT SIGNATURE PAGE
                                  DECEMBER 2002

                                            AMERICAN CENTURY TAX-FREE AND MUNICIPAL FUNDS, on behalf of
                                            California Intermediate-Term Tax-Free Fund
                                            California Long-Term Tax-Free Fund
                                            California High-Yield Municipal Fund
                                            California Limited-Term Tax-Free Fund

                                             By:    /s/Maryanne Roepke
                                                    Name:  Maryanne Roepke
                                                    Title: Treasurer

                                            AMERICAN CENTURY MUNICIPAL TRUST on behalf of
                                            Tax-Free Bond Fund
                                            Florida Municipal Bond Fund
                                            Arizona Municipal Bond Fund
                                            High-Yield Municipal Fund

                                            By:     /s/Maryanne Roepke
                                                    Name:  Maryanne Roepke
                                                    Title: Treasurer

                                            AMERICAN CENTURY TARGET MATURITIES TRUST on behalf of
                                            Target Maturities Trust: 2005
                                            Target Maturities Trust: 2010
                                            Target Maturities Trust: 2015
                                            Target Maturities Trust: 2020
                                            Target Maturities Trust: 2025
                                            Target Maturities Trust: 2030

                                            By:     /s/Maryanne Roepke
                                                    Name:  Maryanne Roepke
                                                    Title: Treasurer

                             AMERICAN CENTURY FUNDS
                          TRR AGREEMENT SIGNATURE PAGE
                                  DECEMBER 2002

                                            AMERICAN CENTURY GOVERNMENT INCOME TRUST, on behalf of
                                            Ginnie Mae Fund
                                            Short-Term Government Fund
                                            Government Bond Fund
                                            Inflation-Adjusted Bond Fund

                                            By:     /s/Maryanne Roepke
                                                    Name:  Maryanne Roepke
                                                    Title: Treasurer

                                            AMERICAN CENTURY QUANTITATIVE EQUITY FUNDS on behalf of
                                            Global Gold Fund
                                            Income & Growth Fund
                                            Equity Growth Fund
                                            Utilities Fund
                                            Global Natural Resources Fund
                                            Small Cap Quantitative Fund

                                            By:     /s/Maryanne Roepke
                                                    Name:  Maryanne Roepke
                                                    Title: Treasurer

                                            AMERICAN CENTURY INVESTMENT TRUST on behalf of
                                            Diversified Bond Fund
                                            High-Yield

                                            By:      /s/Maryanne Roepke
                                                    Name:  Maryanne Roepke
                                                    Title: Treasurer

                                            AMERICAN CENTURY INTERNATIONAL BOND FUNDS on behalf of
                                            International Bond Fund

                                             By:
                                                    Name:  Maryanne Roepke
                                                    Title:   Treasurer

                             AMERICAN CENTURY FUNDS
                          TRR AGREEMENT SIGNATURE PAGE
                                  DECEMBER 2002

                                        NATIONAL AUSTRALIA BANK LIMITED

                                        By:
                                              Name:
                                              Title:

                                        By:
                                              Name:
                                              Title:

                             AMERICAN CENTURY FUNDS
                          TRR AGREEMENT SIGNATURE PAGE
                                  DECEMBER 2002

                                                      BANK OF AMERICA, N.A.

                                                     By:
                                                           Name:
                                                           Title:

                             AMERICAN CENTURY FUNDS
                          TRR AGREEMENT SIGNATURE PAGE
                                  DECEMBER 2002

                                                CREDIT LYONNAIS, NEW YORK BRANCH

                                                By:
                                                      Name:
                                                      Title:

                                                By:
                                                      Name:
                                                      Title:

                             AMERICAN CENTURY FUNDS
                          TRR AGREEMENT SIGNATURE PAGE
                                  DECEMBER 2002

                                                             DANSKE BANK A/S

                                                             By:
                                                                   Name:
                                                                   Title:

                                                             By:
                                                                   Name:
                                                                   Title:

                             AMERICAN CENTURY FUNDS
                          TRR AGREEMENT SIGNATURE PAGE
                                  DECEMBER 2002

                                                             UMB BANK, N.A.

                                                             By:
                                                                   Name:
                                                                   Title:

                             AMERICAN CENTURY FUNDS
                          TRR AGREEMENT SIGNATURE PAGE
                                  DECEMBER 2002

                                                WESTLB AG, NEW YORK BRANCH

                                               By:
                                                     Name:
                                                     Title:

                                               By:
                                                     Name:
                                                     Title:

                             AMERICAN CENTURY FUNDS
                          TRR AGREEMENT SIGNATURE PAGE
                                  DECEMBER 2002

                                           STATE STREET BANK AND TRUST COMPANY

                                           By:
                                                 Name:
                                                 Title:

                             AMERICAN CENTURY FUNDS
                          TRR AGREEMENT SIGNATURE PAGE
                                  DECEMBER 2002

                                                 ROYAL BANK OF SCOTLAND Plc

                                                 By:
                                                       Name:
                                                       Title:

                                                 By:
                                                       Name:
                                                       Title:

                                   SCHEDULE I

                             BORROWERS & ALLOCATIONS

Fund                                                      Pro Rata Allocation
------------------------------------------------------------------------------
American Century Mutual Funds, Inc.
BALANCED                                                                0.94%
GIFTRUST                                                                2.02%
GROWTH                                                                  7.45%
HERITAGE                                                                1.92%
NEW OPPORTUNITIES                                                       0.78%
NEW OPPORTUNITIES II                                                    0.07%
SELECT                                                                  6.20%
TAX MANAGED VALUE                                                       0.09%
ULTRA                                                                  32.46%
VEEDOT                                                                  0.32%
VISTA                                                                   2.65%
American Century World Mutual Funds, Inc.
EMERGING MARKETS                                                        0.26%
GLOBAL GROWTH                                                           0.55%
INTERNATIONAL DISCOVERY                                                 2.50%
INTERNATIONAL GROWTH                                                    7.31%
INTL OPPORTUNITIES                                                      0.05%
LIFE SCIENCES                                                           0.25%
TECHNOLOGY                                                              0.34%
American Century Capital Portfolios, Inc.
EQUITY INCOME                                                           2.21%
EQUITY INDEX                                                            0.70%
LARGE COMPANY VALUE                                                     0.17%
REAL ESTATE                                                             0.27%
SMALL CAP VALUE                                                         1.72%
VALUE                                                                   3.43%
American Century Strategic Asset Allocations, Inc.
STRAT ALLOCATION - AGGRESSIVE                                           0.65%
STRAT ALLOCATION - CONSERVATIVE                                         0.28%
STRAT ALLOCATION - MODERATE                                             1.25%
American Century Variable Portfolios, Inc.
VP BALANCED                                                             0.30%
VP CAPITAL APPRECIATION                                                 0.44%
VP INCOME & GROWTH                                                      1.01%
VP INTERNATIONAL                                                        1.37%
VP ULTRA                                                                0.06%
VP VALUE                                                                2.48%
VP VISTA                                                                0.00%
American Century Tax-Free and Municipal Funds
CALIFORNIA HIGH-YIELD MUNICIPAL                                         0.35%
CALIFORNIA INTERMEDIATE-TERM TAX-FREE                                   0.46%
CALIFORNIA LIMITED-TRM TAX-FREE                                         0.21%
CALIFORNIA LONG-TERM TAX-FREE                                           0.53%
American Century Municipal Trust
ARIZONA MUNICIPAL BOND                                                  0.07%
FLORIDA MUNICIPAL BOND                                                  0.06%
HIGH-YIELD MUNICIPAL                                                    0.04%
TAX-FREE BOND                                                           0.52%
American Century Target Maturities Trust
TARGET 2005                                                             0.28%
TARGET 2010                                                             0.19%
TARGET 2015                                                             0.11%
TARGET 2020                                                             0.13%
TARGET 2025                                                             0.13%
TARGET 2030                                                             0.01%
American Century Government Income Trust
GINNIE MAE                                                              2.08%
GOVERNMENT BOND                                                         0.41%
INFLATION-ADJ BOND                                                      0.37%
SHORT-TERM GOVERNMENT                                                   0.64%
American Century Quantitative Equity Funds
EQUITY GROWTH                                                           2.03%
GLOBAL GOLD                                                             0.55%
GLOBAL NATURAL RESOURCES                                                0.04%
INCOME & GROWTH                                                         7.22%
SMALL CAP QUANTITATIVE                                                  0.16%
UTILITIES                                                               0.19%
American Century Investment Trust
DIVERSIFIED BOND                                                        0.44%
HIGH-YIELD                                                              0.06%
American Century International Bond Funds
INTERNATIONAL BOND                                                      0.25%
                                                                      100.00%

                                   SCHEDULE II

                          COMMITMENTS, ADDRESSES, ETC.

Name and Address of Bank                                      Commitment
------------------------                                      ----------
JPMORGAN CHASE                                                $0
270 Park Avenue
New York, New York 10017
Attention:  Marybeth Mullen
Telephone:  (212) 270-5049
Fax: (212) 270-0670
Marybeth.mullen@jpmorgan.com

CREDIT LYONNAIS, NEW YORK BRANCH                              $75,000,000
1301 Avenue of the Americas
New York, New York 10019
Attention: Sebastian Rocco
Telephone: (212) 261-7360
Fax: (212) 261-3438
rocco@clamericas.com

DANSKE BANK A/S,                                              $100,000,000
CAYMAN ISLANDS BRANCH
c/o Danske Bank, New York Branch
299 Park Avenue, 14th Floor
New York, New York 10171
Attention: George Neofitidis
Telephone: (212) 984-8439
Fax: (212) 370-1682
gneofitidis@ddbny.com

UMB BANK, N.A.                                                $20,000,000
1010 Grand Blvd.
Kansas City, MO 64106
Attention: David A. Proffitt
Telephone: (816) 860-7935
Fax: (816) 860-7143
David.proffitt@umb.com

WESTLB AG, NEW YORK BRANCH                                    $50,000,000
1211 Avenue of the Americas
New York, New York 10036
Attention: Terence Law
Telephone: (212) 852-6242
Fax: (212) 852-6156
terence_law@westlb.com

STATE STREET BANK AND TRUST COMPANY                           $75,000,000
2 Avenue de Lafayette
Boston, MA 02101-0351
Attention: Charles A. Garrity
Telephone: (617) 662-1282
Fax: (617) 662-2325
cagarrity@statestreet.com

Bank of America, N.A.                                         $100,000,000
901 Main Street, 66th Floor
Dallas, Texas 75202
Attention: Joan D'Amico
Telephone: (214) 209-3307
Facsimile: (214) 209-3742
E-mail:  joan.damico@bankofamerica.com

ROYAL BANK OF SCOTLAND Plc                                    $100,000,000
101 Park Avenue
10th Floor
New York, New York 10178
Attention:  Clark McGinn
Telephone: (212) 401-3767
Fax: (212) 401-3456
clark.mcginn@rbos.com

NATIONAL AUSTRALIA        BANK LIMITED                        $100,000,000
200 Park Avenue, 34th Floor
New York, New York 10166
Attention: Richard G. Reilly
Tel.:  (212) 916-9620
Fax:   (212) 986-5252
E-mail: Richard.Reilly@eu.nabgroup.com